SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2011

DYNAMIC VENTURES CORP.
 (Exact name of Company as specified in its charter)

Delaware	333-163913	46-0521574
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
8776 E Shea Blvd. Suite B3A-615 Scottsdale, AZ 85260
(Address of principal executive offices)
Phone: (480) 968-0207
(Company’s Telephone Number)

Copy of all Communications to:
Carrillo, Huettel & Zouvas, LLP
3033 Fifth Avenue, Suite 400
San Diego, CA 92103
Phone: 619.546.6100
Fax: 619.546.6060

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page - 1

DYNAMIC VENTURES CORP.
Form 8-K/A
Current Report

ITEM 4.01                       CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On June 7, 2011, Mayer Hoffman McCann P.C. (“Mayer”) was engaged as the registered independent public accountant for Dynamic Ventures Corp., a Delaware corporation (the “Company”) and Hein & Associates LLP (“Hein”) was dismissed as the registered independent public accountant for the Company. The decisions to appoint Mayer and dismiss Hein were approved by the Board of Directors of the Company on June 7, 2011.

Hein's reports on the financial statements of the Company for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit and review of the financial statements of the Company for the years ended December 31, 2010 and 2009 and the interim period through June 7, 2011, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Hein's opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the years ended December 31, 2010 and 2009, and interim unaudited financial statements through June 7, 2011, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to June 7, 2011, the Company did not consult with Mayer regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided by Mayer that would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Hein prior to the date of the filing of this report and requested that Hein furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K/A.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

16.1	Letter from Hein & Associates LLP, dated June 20, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC VENTURES CORP.
Date: June 20, 2011	By: /s/ Paul Kalkbrenner
Paul Kalkbrenner
President and Chief Executive Officer

Page - 2